[PIONEER LOGO]

Pioneer
America Income
Trust

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ANNUAL REPORT 12/31/97
----------------------

Table of Contents
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Letter from the Chairman                                                   1

Portfolio Summary                                                          2

Performance Update                                                         3

Portfolio Management Discussion                                            6

Schedule of Investments                                                    9

Financial Statements                                                      11

Notes to Financial Statements                                             17

Report of Independent Public Accountants                                  21

Trustees, Officers and Service Providers                                  22

Retirement Plans from Pioneer                                             24

Programs and Services for Pioneer Shareowners                             26

The Pioneer Family of Mutual Funds                                        28

Pioneer America Income Trust

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LETTER FROM THE CHAIRMAN 12/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to present this report for Pioneer America Income Trust, covering its fiscal year ended December 31, 1997. On behalf of the Fund's investment team, I thank you for your interest and this opportunity to comment briefly on today's investing environment.

Since October, investors have shown increasing demand for U.S. bonds, as the world's stock markets have been exceptionally volatile. Asian markets plunged in the face of severe instability in currencies and economic growth. Here in the United States, the Dow Jones Industrial Average experienced - in the space of two days - both its biggest one-day point drop and its biggest one-day point gain. Although it recovered, its pace has since been unsteady. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected, mostly in a chain reaction from nervous investors.

After consecutive quarters of robust growth in stocks, this fast-paced change forced individuals and institutions to rethink their investment strategy. Money has poured into the bond market, driving prices up and yields down - to record levels in the case of the 30-year U.S. Treasury bond. Many investors have moved away from stocks and into high-quality U.S. fixed-income securities - like those held by your Fund - to shelter their portfolio. We have always believed it is important to allocate assets among both stocks and bonds, and recent market conditions demonstrate this importance.

I encourage you to read on to learn more about your Fund. Please contact your investment representative, or us at 1-800-225-6292, if you have questions about Pioneer America Income Trust.

Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

Pioneer America Income Trust

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PORTFOLIO SUMMARY 12/31/97
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

U.S. Treasury Obligations           59%
U.S. Government Agency Obligations  38%
Short-Term Cash Equivalents          3%


Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[The following table was a pie chart in the printed materials.]

0-2 Years    8%
2-5 Years   13%
5-7 Years   35%
7-10 Years  26%
10-20 Years  5%
20+ Years   13%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

1. U.S. Treasury Bonds, 8.0%, 11/15/21                       13.02%
2. U.S. Treasury Notes, 7.0%, 7/15/06                        12.21
3. Government National Mortgage Association, 7.5%, 2/15/27   12.02
4. Government National Mortgage Association, 8.0%, 10/15/24   5.93
5. U.S. Treasury Bonds, 8.25%, 5/15/05                        5.63
6. U.S. Treasury Notes, 7.25%, 5/15/04                        5.09
7. U.S. Treasury Bonds, 7.25%, 5/15/16                        4.60
8. U.S. Treasury Bonds, 9.125%, 5/15/09                       4.40
9. U.S. Treasury Bonds, 10.375%, 11/15/09                     3.37
10. Government National Mortgage Association, 8.0%, 4/20/27   3.33

Fund holdings will vary for other periods.

Pioneer America Income Trust

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PERFORMANCE UPDATE 12/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/97    12/31/96
                            $9.93       $9.77

Distributions per Share     Income      Short-Term     Long-Term
(12/31/96 - 12/31/97)       Dividends   Capital Gains  Capital Gains
                            $0.640         --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust at public offering price, compared to the growth of the Lehman Brothers Government Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000
                            Pioneer America            Lehman Brothers
                            Income Trust*              Government Bond
                                                          Index
--------------------------------------------------------------------------------

 6/30/88                     9,550                     10,000
12/31/88                     9,799                     10,265
                            10,439                     11,208
12/31/89                    10,926                     11,725
                            11,283                     11,985
                            11,909                     12,747
                            12,385                     13,199
12/31/91                    13,354                     14,700
                            13,371                     15,014
                            14,246                     15,762
                            15,197                     16,951
12/31/93                    15,538                     17,442
                            15,871                     16,724
                            14,921                     16,853
                            16,358                     18,741
12/31/95                    17,318                     19,945
                            16,976                     19,587
                            17,715                     20,497
                            18,186                     21,036
12/31/97                    19,223                     22,463

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

               Net Asset  Public Offering
Period           Value       Price*
Life-of-Fund     7.69%        7.18%
(6/1/88)
5 Years          6.18         5.21
1 Year           8.51         3.63
-----------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins 6/30/88. The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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Pioneer America Income Trust

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PERFORMANCE UPDATE 12/31/97                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/97    12/31/96
                            $9.90       $9.75

Distributions per Share     Income      Short-Term      Long-Term
(12/31/96 - 12/31/97)       Dividends   Capital Gains   Capital Gains
                            $0.566           --              --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer America            Lehman Brothers
                            Income Trust*              Government Bond
                                                          Index
--------------------------------------------------------------------------------
4/30/94                     10,000                     10,000
                             9,952                      9,964
                             9,978                     10,006
12/31/94                     9,943                     10,041
                            10,395                     10,514
 6/30/95                    10,856                     11,166
                            11,034                     11,364
12/31/95                    11,442                     11,883
                            11,197                     11,614
 6/30/96                    11,186                     11,670
                            11,338                     11,866
12/31/96                    11,624                     12,212
                            11,516                     12,113
 6/30/97                    11,890                     12,533
                            12,188                     12,953
12/31/97                    12,208                     13,383

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                 If       If
Period          Held   Redeemed*
Life-of-Fund    6.27%    5.57%
(4/29/94)
1 Year          7.61     3.61
-----------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes rein vestment of distributions. The maximum CDSC of 4% declines over six years.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

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PERFORMANCE UPDATE 12/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                   12/31/97    12/31/96
                            $9.90       $9.74

Distributions per Share     Income      Short-Term       Long-Term
(12/31/96 - 12/31/97)       Dividends   Capital Gains    Capital Gains
                            $0.572          --               --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer America Income Trust, compared to the growth of the Lehman Brothers Government Bond Index.

[The following table was a mountain chart in the printed materials.]

Growth of $10,000

                            Pioneer America            Lehman Brothers
                            Income Trust*              Government Bond
                                                         Index
--------------------------------------------------------------------------------
 1/31/96                    10,000                     10,000
                             9,810                      9,796
 3/31/96                     9,748                      9,714
                             9,686                      9,652
                             9,652                      9,636
 6/30/96                     9,728                      9,761
                             9,755                      9,785
                             9,730                      9,763
 9/30/96                     9,861                      9,925
                            10,051                     10,143
                            10,210                     10,320
12/31/96                    10,104                     10,214
                            10,122                     10,226
                            10,129                     10,240
 3/30/97                    10,020                     10,131
                            10,155                     10,278
                            10,239                     10,366
 6/30/97                    10,335                     10,483
                            10,568                     10,780
                            10,469                     10,674
 9/30/97                    10,607                     10,834
                            10,745                     11,022
                            10,762                     11,078
12/31/97                    10,890                     11,194

-----------------------------------------
[boxed text]

Average Annual Total Returns
(As of December 31, 1997)

                 If       If
Period          Held   Redeemed*
Life-of-Fund    4.54%    4.54%
(1/31/96)
1 Year          7.78     7.78
-----------------------------------------

* Assumes reinvestment of distributions. A 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

The Lehman Brothers Government Bond Index is an unmanaged measure of the performance of U.S. Treasury debt, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer America Income Trust

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PORTFOLIO MANAGEMENT DISCUSSION 12/31/97
--------------------------------------------------------------------------------

Pioneer America Income Trust ended its fiscal year on December 31, 1997. We are pleased to report that the past 12 months presented significant opportunity to investors in the U.S. government securities market. Interest rates fell dramatically, sending bond prices higher. Foreign investors, especially, sought refuge in U.S. government securities from the turmoil in international financial markets.

The following discussion with Sherman B. Russ, your Fund's portfolio manager, provides a detailed account of the investment environment and strategies that influenced your Fund's performance over the past year, and his expectations for 1998. An investment professional for more than 20 years, Mr. Russ oversees the team responsible for the daily management of Pioneer America Income Trust.

How was the Fund's performance over the past 12 months?

Pioneer America Income Trust generated an attractive level of income and a solid total return. The Fund also maintained the highest standards of quality, investing only in securities that carry the "full faith and credit" of the U.S. government. The U.S. government guarantee applies to the timely payment of interest and principal, not to the underlying value of the securities themselves, nor to the value of Fund shares. As of December 31, 1997, the Fund's 30-day SEC yield stood at 5.52%.

For the 12 months ended December 31, 1997, Class A Shares returned 8.51%, Class B Shares returned 7.61% and Class C Shares returned 7.78% at net asset value. These results were modestly lower than the average return of 8.84% generated by the general U.S. government funds followed by Lipper Analytical Services. We attribute this to the Fund's high investment standards. Other funds in this category can invest in U.S. agency securities that do not carry the "full faith and credit" of the U.S. government, as well as foreign government securities. These investments often provide higher yields.

What was the environment for U.S. government securities this year?

Extremely favorable for most of the period. After peaking at 7.17% in April, the yield on the benchmark 30-year U.S. Treasury bond fell to a four-year low of 5.87% in December, and bond prices rose considerably.

Pioneer America Income Trust

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--------------------------------------------------------------------------------

The decline in interest rates was driven by both national and international factors. In the United States, inflation remained low despite moderate-to-strong economic growth. An increasing number of investors became convinced the economy could continue to grow with minimal inflation because of worldwide improvements in productivity and technology. The strong economy also produced higher tax revenues, helping reduce the federal budget deficit and the need for the U.S. government to borrow. The result was a smaller supply of securities.

At the same time, demand was strong, particularly from overseas investors. In the fourth quarter, especially, upheaval in Asia's financial markets prompted investors to seek a safe haven. This "flight to quality" translated into greater demand for U.S. government securities, causing interest rates to fall to levels of historical significance.

The rally marked a dramatic change from the early part of 1997, when interest rates rose. Then, investors were concerned the economy's strength would stimulate future inflation. These fears were affirmed by the Federal Reserve when it raised the federal funds rate - the rate at which banks lend to each other overnight and the benchmark for short-term interest rates - from 5.25% to 5.50% in March.

What strategies did you use in managing the Fund?

We actively managed allocations to U.S. Treasurys and mortgage-backed securities. We also adjusted the Fund's maturity profile. (All of the Fund's mortgage-backed security investments are issued by the Government National Mortgage Association (GNMA) and carry the full faith and credit guarantee of the U.S. government.) As of December 31, 1997, the portfolio was 59% U.S. Treasurys and 35% GNMA holdings, with 3% in other government agency issues and 3% in cash reserves.

In the first part of the year, we increased investments in GNMAs and reduced holdings in U.S. Treasurys because mortgage-backed securities tend to outperform Treasurys when interest rates are rising and also provide higher income. We also took advantage of the higher yields available from bonds with longer maturities. We reduced holdings in securities with maturities of two to 10 years and reinvested in bonds in

Pioneer America Income Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 12/31/97   (continued)
--------------------------------------------------------------------------------

the 10- to 30-year maturity range. This improved income and positioned the Fund to benefit from the declining interest rates that prevailed later in the year.

In the second half of the year, we focused on improving total return and reducing prepayment risk that could limit the performance of mortgage-backed securities. Prepayment risk is the possibility that underlying mortgages in a security will be paid before their stated maturity or average life-expectancy. This possibility increases as interest rates fall, because mortgage holders can refinance their debt at lower interest rates.

To reduce the prepayment risk tied to changing interest rates, we sold GNMAs we believed were most likely to be prepaid. We reinvested in GNMAs with lower coupons, which offer an attractive balance of income and protection against prepayment risk. We also selected U.S. Treasurys with seven- to 12-year maturities. As of year-end, a 10-year U.S. Treasury note provided approximately 96% of the yield of a 30-year U.S. Treasury bond, with only 57% of its sensitivity to interest rate changes.

What is your outlook for U.S. government securities over the next six months?

We are optimistic that many of the positive trends we witnessed over the past 12 months will continue. But we also recognize that the financial crisis in Asia and the degree to which it will affect the U.S. economy is still unknown. We expect inflation to remain low, the federal budget deficit to continue to shrink, and investor preference for safe, high-quality investments to be strong.

While many factors point to steady economic activity in the United States, such as brisk employment growth and high consumer confidence, we believe the slowdown in the Asian economies could reduce U.S. economic growth from 3% to 2% per year and lower inflation by 1%. We will closely monitor developments in both the international and national arenas, but believe the Fund's emphasis on the highest-quality investments and careful security selection should keep it well-positioned going forward.

Pioneer America Income Trust

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SCHEDULE OF INVESTMENTS 12/31/97
--------------------------------------------------------------------------------

 Principal
  Amount                                                                   Value
              INVESTMENT IN SECURITIES - 97.4%
              U.S. GOVERNMENT OBLIGATIONS - 58.9%
$ 2,000,000   U.S. Treasury Bond, 10.75%, 2003                    $    2,455,940
  7,915,000   U.S. Treasury Bond, 8.25%, 2005                          8,360,060
  5,590,000   U.S. Treasury Bond, 9.125%, 2009                         6,534,766
  4,000,000   U.S. Treasury Bond, 10.375%, 2009                        5,001,840
  3,000,000   U.S. Treasury Bond, 10.00%, 2010                         3,727,650
  6,000,000   U.S. Treasury Bond, 7.25%, 2016                          6,832,920
 15,500,000   U.S. Treasury Bond, 8.00%, 2021                         19,332,375
  3,000,000   U.S. Treasury Notes, 9.25%, 1998                         4,281,840
  4,000,000   U.S. Treasury Notes, 8.875%, 2000                        3,064,980
  7,000,000   U.S. Treasury Notes, 7.25%, 2004                         7,556,010
  4,000,000   U.S. Treasury Notes, 7.875%, 2004                        4,472,440
 16,800,000   U.S. Treasury Notes, 7.00%, 2006                        18,136,776
                                                                  --------------
              Total U.S. Government Obligations                   $   89,757,597
                                                                  --------------

              U.S. GOVERNMENT AGENCY OBLIGATIONS - 35.6%
     64,062   GNMA Midget, 10.5%, 1998 to 2003                    $       67,418
    626,015   GNMA Midget, 10.0%, 2001 to 2006                           659,801
     76,403   GNMA Midget, 9.0%, 2003 to 2005                             78,717
    567,723   GNMA Midget, 9.5%, 2003 to 2006                            591,469
  1,311,381   GNMA, 10.0%, 2016 to 2020                                1,454,135
  5,833,887   GNMA, 9.0%, 2016 to 2024                                 6,276,049
    124,387   GNMA, 10.5%, 2017 to 2019                                  139,445
    299,250   GNMA, 9.5%, 2019 to 2021                                   323,927
    948,339   GNMA, 8.5%, 2024                                         1,003,950
 24,953,228   GNMA, 8.0%, 2024 to 2027                                25,893,921
 17,400,000   GNMA, 7.5%, 2027                                        17,855,031
                                                                  --------------
              Total U.S. Government Agency Obligations            $   54,343,863
                                                                  --------------

              OTHER GOVERNMENT AGENCIES - 2.9%
  4,275,000   Federal Credit System Financial Assistance
              Corp., 9.45%, 2003                                  $    4,407,482
                                                                  --------------
              Total Other Government Agencies                     $    4,407,482
                                                                  --------------

              TOTAL INVESTMENT IN SECURITIES
              (Cost $145,314,232)                                 $  148,508,942
                                                                  ==============


The accompanying notes are an integral part of these financial statements.     9

Pioneer America Income Trust

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SCHEDULE OF INVESTMENTS 12/31/97                                     (continued)
--------------------------------------------------------------------------------

 Principal
   Amount                                                                  Value
              TEMPORARY CASH INVESTMENT - 2.6%
              REPURCHASE AGREEMENT - 2.6%
 $3,900,000   Chase Manhattan Bank, 1/2/98, 6.05%, repurchase
              price of $3,900,000 plus accrued interest on
              1/2/98, collateralized by $3,963,000 U.S.
              Treasury Notes, 6.00%, 6/30/99                      $    3,900,000
                                                                  --------------
              TOTAL TEMPORARY CASH INVESTMENT
              (Cost $3,900,000)                                   $    3,900,000
                                                                  --------------

              TOTAL INVESTMENT IN SECURITIES AND
              TEMPORARY CASH INVESTMENT - 100%
              (Cost $149,214,232)(a)(b)                           $  152,408,942
                                                                  ==============

Note: The Trust's investments in mortgage-backed securities of the Government
      National Mortgage Association (GNMA) are interests in separate pools of mortgages. All separate investments in this issuer which have the same coupon rate have been aggregated for the purpose of presentation in this schedule of investments.

(a) At December 31, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $149,214,232 was as follows:

      Aggregate gross unrealized gain for all investments
      in which there is an excess of value over tax cost         $    3,901,145

      Aggregate gross unrealized loss for all investments
      in which there is an excess of tax cost over value               (706,435)
                                                                 --------------

      Net unrealized gain                                        $    3,194,710
                                                                 ==============

(b) At December 31, 1997, the Trust had a net capital loss carry forward of $7,671,053 which will expire between 2002 and 2004 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1997 aggregated $90,612,562 and $99,178,192, respectively.


10    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
BALANCE SHEET 12/31/97
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investment of $3,900,000) (cost $149,214,232)                 $ 152,408,942
  Cash                                                                   75,715
  Receivables -
    Fund shares sold                                                    172,057
    Interest                                                          1,715,124
  Other                                                                   5,735
                                                                  -------------
      Total assets                                                $ 154,377,573
                                                                  -------------

LIABILITIES:
  Payables -
    Fund shares repurchased                                       $     176,546
    Dividends                                                           217,653
  Due to affiliates                                                     187,328
  Accrued expenses                                                       59,108
                                                                  -------------
      Total liabilities                                           $     640,635
                                                                  -------------

  NET ASSETS:
  Paid-in capital                                                 $ 158,205,299
  Accumulated undistributed net investment income                         7,982
  Accumulated net realized loss on investments                       (7,671,053)
  Net unrealized gain on investments                                  3,194,710
                                                                  -------------
      Total net assets                                            $ 153,736,938
                                                                  =============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $138,022,401/13,902,963 shares)               $        9.93
                                                                  =============
  Class B (based on $11,934,752/1,205,012 shares)                 $        9.90
                                                                  =============
  Class C (based on $3,779,785/381,852 shares)                    $        9.90
                                                                  =============

MAXIMUM OFFERING PRICE:
  Class A                                                         $       10.40
                                                                  =============


The accompanying notes are an integral part of these financial statements.    11

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 12/31/97

INVESTMENT INCOME:
      Interest                                                            $ 11,316,474
                                                                          ------------
EXPENSES:
   Management fees                                         $ 747,663
   Transfer agent fees
      Class A                                                302,506
      Class B                                                 21,878
      Class C                                                  4,467
   Distribution fees
      Class A                                                340,346
      Class B                                                 98,813
      Class C                                                 25,953
   Accounting                                                 89,621
   Custodian fees                                             32,310
   Registration fees                                          26,722
   Professional fees                                          52,471
   Printing                                                   14,682
   Fees and expenses of nonaffiliated trustees                10,484
   Miscellaneous                                              38,395
                                                           ---------
         Total expenses                                                   $  1,806,311
         Less management fees waived by
           Pioneering Management Corporation                                  (190,847)
         Less fees paid indirectly                                             (31,848)
         Net expenses                                                     $  1,583,616
                                                                          ------------
           Net investment income                                          $  9,732,858
                                                                          ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments                                       $    363,186
   Change in net unrealized gain on investments                              1,972,746
                                                                          ------------
      Net gain on investments                                             $  2,335,932
                                                                          ------------
      Net increase in net assets resulting from operations                $ 12,068,790
                                                                          ============


12    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 12/31/97 and 12/31/96

                                                            Year Ended      Year Ended
FROM OPERATIONS:                                             12/31/97        12/31/96
Net investment income                                     $   9,732,858   $  10,482,518
Net realized gain (loss) on investments                         363,186      (1,540,059)
Change in net unrealized gain on investments                  1,972,746      (5,605,335)
                                                          -------------   -------------
    Net increase in net assets resulting from operations  $  12,068,790   $   3,337,124
                                                          -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
    Class A ($0.64 and $0.64 per share, respectively)     $  (9,003,410)  $ (10,028,781)
    Class B ($0.57 and $0.57 per share, respectively)          (574,191)       (493,224)
    Class C ($0.57 and $0.52 per share, respectively)          (151,208)        (31,004)
                                                          -------------   -------------
      Total distributions to shareholders                 $  (9,728,809)  $ (10,553,009)
                                                          -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $  27,247,962   $  22,744,467
Reinvestment of distributions                                 7,358,078       8,227,893
Cost of shares repurchased                                  (39,480,276)    (37,185,374)
                                                          -------------   -------------
    Net decrease in net assets resulting from
      fund share transactions                             $  (4,874,236)  $  (6,213,014)
                                                          -------------   -------------
    Net decrease in net assets                            $  (2,534,255)  $ (13,428,899)

NET ASSETS:
Beginning of year                                           156,271,193     169,700,092
                                                          -------------   -------------
End of year (including accumulated undistributed net
  investment income of $7,982 and $3,933, respectively)   $ 153,736,938   $ 156,271,193
                                                          =============   =============


Class A                           '97 Shares    '97 Amount    '96 Shares    '96 Amount
Shares sold                        1,872,947   $ 18,276,093    1,619,071   $ 15,878,995
Reinvestment of distributions        701,123      6,834,431      800,704      7,833,834
Less shares repurchased           (3,559,994)   (34,576,696)  (3,487,423)   (34,124,157)
                                  ----------   ------------   ----------   ------------
    Net decrease                    (985,924)  $ (9,466,172)  (1,067,648)  $(10,411,328)
                                  ==========   ============   ==========   ============

Class B
Shares sold                          519,608   $  5,065,460      545,668   $  5,342,163
Reinvestment of distributions         44,189        430,240       37,373        364,533
Less shares repurchased             (339,383)    (3,295,763)    (289,970)    (2,822,817)
                                  ----------   ------------   ----------   ------------
    Net increase                     224,414   $  2,199,937      293,071   $  2,883,879
                                  ==========   ============   ==========   ============

Class C*
Shares sold                          402,752   $  3,906,409      155,653   $  1,523,309
Reinvestment of distributions          9,590         93,407        3,036         29,526
Less shares repurchased             (164,594)    (1,607,817)     (24,585)      (238,400)
                                  ----------   ------------   ----------   ------------
    Net increase                     247,748   $  2,391,999      134,104   $  1,314,435
                                  ==========   ============   ==========   ============

* Class C shares were first publicly offered on January 31, 1996.


The accompanying notes are an integral part of these financial statements.    13

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                  Year         Year         Year         Year        Year
                                                 Ended        Ended        Ended        Ended       Ended
CLASS A                                         12/31/97     12/31/96     12/31/95     12/31/94    12/31/93
Net asset value, beginning of year              $   9.77     $  10.20     $   9.41     $  10.48    $  10.27
                                                --------     --------     --------     --------    --------
Increase (decrease) from investment
  operations:
  Net investment income                         $   0.64     $   0.64     $   0.68     $   0.66    $   0.68
  Net realized and unrealized gain
    (loss) on investments                           0.16        (0.43)        0.79        (1.07)       0.24
                                                --------     --------     --------     --------    --------
    Net increase (decrease) from
     investment operations                      $   0.80     $   0.21     $   1.47     $  (0.41)   $   0.92
Distributions to shareholders:
  Net investment income                            (0.64)       (0.64)       (0.68)       (0.66)      (0.67)
  Net realized gain                                   --           --           --           --       (0.04)
                                                --------     --------     --------     --------    --------
Net increase (decrease) in net asset
  value                                         $   0.16     $  (0.43)    $   0.79     $  (1.07)   $   0.21
                                                --------     --------     --------     --------    --------
Net asset value, end of year                    $   9.93     $   9.77     $  10.20     $   9.41    $  10.48
                                                ========     ========     ========     ========    ========
Total return*                                       8.51%        2.29%       16.06%       (3.97)%      9.07%
Ratio of net expenses to average
  net assets                                        1.02%+       1.01%+       1.02%+       1.00%       1.00%
Ratio of net investment income to
  average net assets                                6.55%+       6.51%+       6.85%+       6.84%       6.37%
Portfolio turnover rate                               63%          43%          62%          61%         42%
Net assets, end of year (in thousands)          $138,022     $145,408     $162,708     $161,858    $105,892
Ratios assuming no waiver of management fees
  by PMC and no reduction for fees
  paid indirectly:
   Net expenses                                     1.14%        1.17%        1.22%        1.12%       1.13%
   Net investment income                            6.43%        6.35%        6.65%        6.72%       6.24%
Ratios assuming waiver of management fees
  by PMC and reduction for fees paid
  indirectly:
   Net expenses                                     1.00%        1.00%        1.00%          --          --
   Net investment income                            6.57%        6.52%        6.87%          --          --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.


14    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                    Year        Year        Year
                                                   Ended       Ended       Ended      4/4/94 to
CLASS B                                           12/31/97    12/31/96    12/31/95    12/31/94
Net asset value, beginning of period               $  9.75     $ 10.17     $  9.40     $  9.85
                                                   -------     -------     -------     -------
Increase (decrease) from investment operations:
  Net investment income                            $  0.57     $  0.57     $  0.61     $  0.40
  Net realized and unrealized gain
   (loss) on investments                              0.15       (0.42)       0.77       (0.45)
                                                   -------     -------     -------     -------
      Net increase (decrease) from investment
        operations                                 $  0.72     $  0.15     $  1.38     $ (0.05)
Distributions to shareholders:
  Net investment income                              (0.57)      (0.57)      (0.61)      (0.40)
                                                   -------     -------     -------     -------
Net increase (decrease) in net asset value         $  0.15     $ (0.42)    $  0.77     $ (0.45)
                                                   -------     -------     -------     -------
Net asset value, end of period                     $  9.90     $  9.75     $ 10.17     $  9.40
                                                   =======     =======     =======     =======
Total return*                                         7.61%       1.59%      15.08%      (0.57)%
Ratio of net expenses to average
  net assets                                          1.77%+      1.75%+      1.77%+      1.78%**
Ratio of net investment income to
  average net assets                                  5.78%+      5.78%+      5.92%+      6.35%**
Portfolio turnover rate                                 63%         43%         62%         61%
Net assets, end of period
  (in thousands)                                   $11,935     $ 9,557     $ 6,992     $ 2,170
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees
  paid indirectly:
    Net expenses                                      1.90%       1.91%       1.97%       1.90%**
    Net investment income                             5.65%       5.62%       5.72%       6.23%**
Ratios assuming waiver of management fees
  by PMC and reduction for fees paid
  indirectly:
    Net expenses                                      1.75%       1.73%       1.72%         --
    Net investment income                             5.80%       5.80%       5.97%         --

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


The accompanying notes are an integral part of these financial statements.    15

 Pioneer America Income Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 12/31/97
--------------------------------------------------------------------------------

                                                       Year Ended  1/31/96 to
CLASS C                                                 12/31/97    12/31/96
Net asset value, beginning of period                     $  9.74     $ 10.16
                                                         -------     -------
Increase (decrease) from investment operations:
   Net investment income                                 $  0.57     $  0.52
   Net realized and unrealized gain (loss)
     on investments                                         0.16       (0.42)
                                                         -------     -------
     Net increase from investment operations             $  0.73     $  0.10
Distributions to shareholders:
   Net investment income                                   (0.57)      (0.52)
                                                         -------     -------
Net increase (decrease) in net asset value               $  0.16     $ (0.42)
                                                         -------     -------
Net asset value, end of period                           $  9.90     $  9.74
                                                         =======     =======
Total return*                                               7.78%       1.04%
Ratio of net expenses to average net assets                 1.73%+      1.80%**+
Ratio of net investment income to average net assets        5.74%+      5.73%**+
Portfolio turnover rate                                       63%         43%
Net assets, end of period (in thousands)                 $ 3,780     $ 1,306
Ratios assuming no waiver of management fees by
   PMC and no reduction for fees paid indirectly:
     Net expenses                                           1.85%       1.95%**
     Net investment income                                  5.62%       5.58%**
Ratios assuming waiver of management fees by
   PMC and reduction for fees paid indirectly:
     Net expenses                                           1.68%       1.76%**
     Net investment income                                  5.79%       5.77%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.


16    The accompanying notes are an integral part of these financial statements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer America Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Trust is to provide a high level of current income consistent with preservation of capital and prudent investment risk.

The Trust offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Trust and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Trust's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

Security transactions are recorded on trade date. Securities are valued based on valuations furnished by independent pricing services that utilize matrix systems. These matrix systems reflect such factors as security prices, yields, maturities and ratings and are supplemented by dealer and exchange quotations and fair market value information from other sources, as required. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premium and discount related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                               (continued)
--------------------------------------------------------------------------------

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Trust's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes

It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to dis tribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

C. Trust Shares

The Trust records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Trust and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $19,509 in under writing commissions on the sale of trust shares during the year ended December 31, 1997.

D. Class Allocations

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Trust, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Trust level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer America Income Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Trust declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Trust with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian, or subcustodians. The Trust's investment adviser, Pioneer Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PMC manages the Trust's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Trust's average daily net assets.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Trust to the extent necessary to limit Class A expenses to 1.00% of the average daily net assets attributable to Class A shares; the portion of the Trust-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust. At December 31, 1997, $54,099 was payable to PMC related to management fees and certain other services.

Pioneer America Income Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 12/31/97                               (continued)
--------------------------------------------------------------------------------

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Trust at negotiated rates. Included in due to affiliates is $33,961 in transfer agent fees payable to PSC at December 31, 1997.

4. Distribution Plans

The Trust adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Trust pays PFD a service fee of up to 0.25% of the Trust's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Trust pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $99,268 in distribution fees payable to PFD at December 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 1997, CDSCs in the amount of $33,502 were paid to PFD.

5. Expense Reductions

The Trust has entered into certain expense offset arrangements resulting in a reduction in the Trust's total expenses. For the year ended December 31, 1997, the Trust's expenses were reduced by $31,848 under such arrangements.

Pioneer America Income Trust

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer America Income Trust:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer America Income Trust as of December 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by man agement, as well as evaluating the overall financial statement pre sentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer America Income Trust as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 2, 1998

Pioneer America Income Trust

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                           Officers
John F. Cogan, Jr.                 John F. Cogan, Jr., Chairman and President
Mary K. Bush                       David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.            Sherman B. Russ, Vice President
Margaret B.W. Graham               William H. Keough, Treasurer
John W. Kendrick                   Joseph P. Barri, Secretary
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation